UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2013

BARCLAYS DRYROCK FUNDING LLC

(as Depositor of the Barclays Dryrock Issuance Trust)

(Exact Name of Registrant as Specified in its Charter)

on behalf of

Barclays Dryrock Issuance Trust

	Delaware	333-182087-02	45-5441359
	(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 S. West Street Office 120 Wilmington, DE 19801 (302) 255-7073
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant’s Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Material Definitive Agreement

On December 17, 2013, certificates of amendment were filed with the Secretary of State of the State of Delaware changing the name of Dryrock Funding LLC to “Barclays Dryrock Funding LLC” and changing the name of Dryrock Issuance Trust to “Barclays Dryrock Issuance Trust.”

In addition, on December 17, 2013 and in connection with such change in names, the following agreements were executed and delivered:

•	The Amended and Restated Receivables Purchase Agreement, which amended and restated in its entirety the Receivables Purchase Agreement, dated as of August 1, 2012, by and between Barclays Bank Delaware (“BBD”) and Barclays Dryrock Funding LLC (formerly known as Dryrock Funding LLC) (“Dryrock Funding”);
•	The Amended and Restated Transfer Agreement, which amended and restated in its entirety the Transfer Agreement, dated as of August 1, 2012, as amended by the first amendment thereto dated as of April 15, 2013 and the second amendment thereto dated as of July 1, 2013, by and among Dryrock Funding, Barclays Dryrock Issuance Trust (formerly known as Dryrock Issuance Trust)(the “Trust”) and U.S. Bank National Association (the “Indenture Trustee”);
•	The Amended and Restated Indenture, which amended and restated in its entirety the Indenture, dated as of August 1, 2012, as amended by the first amendment thereto dated as of April 15, 2013, by and between the Trust and the Indenture Trustee;
•	The Omnibus Amendment to the Series 2012-1 Indenture Supplement and Series 2012-2 Indenture Supplement, each dated as of November 16, 2012 and the Series 2013-1 Indenture Supplement dated as of October 10, 2013, by and between the Trust and the Indenture Trustee;
•	The Amended and Restated Servicing Agreement, which amended and restated in its entirety the Servicing Agreement, dated as of August 1, 2012, by and among Dryrock Funding, BBD, the Trust and the Indenture Trustee;
•	The Second Amended and Restated Limited Liability Agreement, which amended and restated in its entirety the Amended and Restated Limited Liability Agreement, dated as of August 1, 2012, by and between BBD and the Special Member (as such term is defined therein);
•	The Second Amended and Restated Trust Agreement, which amended and restated in its entirety the Amended and Restated Trust Agreement, dated as of August 1, 2012, by and between Dryrock Funding and Wilmington Trust, National Association; and
•	The Amended and Restated Seller Agreement, which amended and restated in its entirety the Seller Agreement, dated as of August 1, 2012, by and between BBD and Dryrock Funding.

All conditions precedent to the execution of each amended and restated agreement and the omnibus amendment has been satisfied and the amended and restated agreements and the omnibus amendment are filed as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, Exhibit 4.4, Exhibit 4.5, Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 to this current report on Form 8-K.

The amended and restated agreements and the omnibus amendment, as applicable, (i) removes references to “Dryrock Funding LLC” by replacing them with references to “Barclays Dryrock Funding LLC”, (ii) removes references to “Dryrock Issuance Trust” by replacing them with references to “Barclays Dryrock Issuance Trust” and (iii) revises certain definitions to reflect that the other securitization agreements have been amended and restated.

Item 8.01.	Other Events

On December 17, 2013, certificates of amendment were filed with the Secretary of State of the State of Delaware changing the name of Dryrock Funding LLC to “Barclays Dryrock Funding LLC” and changing the name of Dryrock Issuance Trust to “Barclays Dryrock Issuance Trust” and certain securitization agreements were amended and restated to give effect to and reflect such change of the entities names.

Item 9.01.	Financial Statements and Exhibits

The following are filed as an Exhibit to this Report.
Exhibit 4.1	The Amended and Restated Receivables Purchase Agreement dated as of December 17, 2013, by and between Barclays Bank Delaware (“BBD”) and Barclays Dryrock Funding LLC (“Dryrock Funding”), which amended and restated in its entirety the Receivables Purchase Agreement, dated as of August 1, 2012, by and between BBD and Dryrock Funding LLC.

Exhibit 4.2	The Amended and Restated Transfer Agreement dated as of December 17, 2013, by and among Dryrock Funding, Barclays Dryrock Issuance Trust (the “Trust”) and U.S. Bank National Association (the “Indenture Trustee”), which amended and restated in its entirety the Transfer Agreement, dated as of August 1, 2012, as amended by the first amendment thereto dated as of April 15, 2013 and the second amendment thereto dated as of July 1, 2013, by and among Dryrock Funding LLC, Dryrock Issuance Trust and the Indenture Trustee.

Exhibit 4.3	The Amended and Restated Indenture dated as of December 17, 2013, by and between the Trust and the Indenture Trustee, which amended and restated in its entirety the Indenture, dated as of August 1, 2012, as amended by the first amendment thereto dated as of April 15, 2013, by and between the Dryrock Issuance Trust and the Indenture Trustee.

Exhibit 4.4	The Omnibus Amendment dated as of December 17, 2013 to the Series 2012-1 Indenture Supplement and Series 2012-2 Indenture Supplement each dated as of November 16, 2012 and the Series 2013-1 Indenture Supplement dated as of October 10, 2013, by and between the Trust and the Indenture Trustee.

Exhibit 4.5	The Amended and Restated Servicing Agreement dated as of December 17, 2013, by and among Dryrock Funding, BBD, the Trust and the Indenture Trustee, which amended and restated in its entirety the Servicing Agreement, dated as of August 1, 2012, by and among Dryrock Funding LLC, BBD, the Dryrock Issuance Trust and the Indenture Trustee.

Exhibit 99.1	The Second Amended and Restated Limited Liability Agreement dated as of December 17, 2013, by and between BBD and the Special Member (as such term is defined therein), which amended and restated in its entirety the Amended and Restated Limited Liability Agreement, dated as of August 1, 2012, by and between BBD and the Special Member.

Exhibit 99.2	The Second Amended and Restated Trust Agreement dated as of December 17, 2013, by and between Dryrock Funding and Wilmington Trust, National Association, which amended and restated in its entirety the Amended and Restated Trust Agreement, dated as of August 1, 2012, by and between Dryrock Funding LLC and Wilmington Trust, National Association.

Exhibit 99.3	The Amended and Restated Seller Agreement dated as of December 17, 2013, by and between BBD and Dryrock Funding, which amended and restated in its entirety the Seller Agreement, dated as of August 1, 2012, by and between BBD and Dryrock Funding LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARCLAYS DRYROCK FUNDING LLC, as depositor of Barclays Dryrock Issuance Trust

By:	/s/ Deepesh Jain
Name: Deepesh Jain Title: Vice President and Treasurer

December 18, 2013

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	The Amended and Restated Receivables Purchase Agreement dated as of December 17, 2013, by and between Barclays Bank Delaware (“BBD”) and Barclays Dryrock Funding LLC (“Dryrock Funding”), which amended and restated in its entirety the Receivables Purchase Agreement, dated as of August 1, 2012, by and between BBD and Dryrock Funding LLC.

Exhibit 4.2	The Amended and Restated Transfer Agreement dated as of December 17, 2013, by and among Dryrock Funding, Barclays Dryrock Issuance Trust (the “Trust”) and U.S. Bank National Association (the “Indenture Trustee”), which amended and restated in its entirety the Transfer Agreement, dated as of August 1, 2012, as amended by the first amendment thereto dated as of April 15, 2013 and the second amendment thereto dated as of July 1, 2013, by and among Dryrock Funding LLC, Dryrock Issuance Trust and the Indenture Trustee.

Exhibit 4.3	The Amended and Restated Indenture dated as of December 17, 2013, by and between the Trust and the Indenture Trustee, which amended and restated in its entirety the Indenture, dated as of August 1, 2012, as amended by the first amendment thereto dated as of April 15, 2013, by and between the Dryrock Issuance Trust and the Indenture Trustee.

Exhibit 4.4	The Omnibus Amendment dated as of December 17, 2013 to the Series 2012-1 Indenture Supplement and Series 2012-2 Indenture Supplement each dated as of November 16, 2012 and the Series 2013-1 Indenture Supplement dated as of October 10, 2013, by and between the Trust and the Indenture Trustee.

Exhibit 4.5	The Amended and Restated Servicing Agreement dated as of December 17, 2013, by and among Dryrock Funding, BBD, the Trust and the Indenture Trustee, which amended and restated in its entirety the Servicing Agreement, dated as of August 1, 2012, by and among Dryrock Funding LLC, BBD, the Dryrock Issuance Trust and the Indenture Trustee.

Exhibit 99.1	The Second Amended and Restated Limited Liability Agreement dated as of December 17, 2013, by and between BBD and the Special Member (as such term is defined therein), which amended and restated in its entirety the Amended and Restated Limited Liability Agreement, dated as of August 1, 2012, by and between BBD and the Special Member.

Exhibit 99.2	The Second Amended and Restated Trust Agreement dated as of December 17, 2013, by and between Dryrock Funding and Wilmington Trust, National Association, which amended and restated in its entirety the Amended and Restated Trust Agreement, dated as of August 1, 2012, by and between Dryrock Funding LLC and Wilmington Trust, National Association.

Exhibit 99.3	The Amended and Restated Seller Agreement dated as of December 17, 2013, by and between BBD and Dryrock Funding, which amended and restated in its entirety the Seller Agreement, dated as of August 1, 2012, by and between BBD and Dryrock Funding LLC.